UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 6, 2011

Talon Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-32626	32-0064979
(Commission File Number)	(IRS Employer Identification No.)

7000 Shoreline Court, Suite 370
South San Francisco, CA 94080
(Address of principal executive offices and Zip Code)

(650) 588-6404
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Extension of Employment Agreement of President and Chief Executive Officer

On January 6, 2011, Talon Therapeutics, Inc. (the “Company”) and Steven R. Deitcher, M.D., the Company’s President and Chief Executive Officer, entered into a letter agreement (the “Letter Agreement”) extending the term of the Employment Agreement between the Company and Dr. Deitcher dated June 6, 2008 (the “Employment Agreement”).  Pursuant to the Letter Agreement, the term of the Employment Agreement was extended to December 31, 2011.  In addition, the Letter Agreement provides that Dr. Deitcher shall be entitled to increased levels of term life and long-term disability insurance coverage.

The foregoing summary of the Letter Agreement is qualified in its entirety by reference to the complete agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Promotion of Chief Financial Officer

The Company has also promoted Craig W. Carlson to be its Senior Vice President, Chief Financial Officer.  Mr. Carlson was previously Vice President, Chief Financial Officer.

Resignation of Vice President, Chief Medical Officer

On January 11, 2011, the Company and Anne E. Hagey, M.D., the Company’s Vice President, Chief Medical Officer, entered into an agreement and release (the “Separation Agreement”).  Pursuant to the Separation Agreement, the parties agreed that Dr. Hagey will resign her employment with the Company effective as of March 31, 2011.  Under the Separation Agreement, and in lieu of any compensation that was otherwise payable to Dr. Hagey pursuant to the letter agreement between the Company and Dr. Hagey dated March 16, 2008, the Company agreed to continue paying Dr. Hagey’s base salary and health insurance premiums through March 31, 2011, and to pay to Dr. Hagey a severance payment of one month of her base salary in the gross amount of $28,750.  The Separation Agreement also provides that each party is releasing the other from all claims each may have against the other.  In accordance with federal law, Dr. Hagey has 7 days in which to rescind her release, which action would nullify the Separation Agreement.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Letter agreement between Talon Therapeutics, Inc. and Steven R. Deitcher, M.D., dated January 6, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 12, 2011	Talon Therapeutics, Inc.

	By:	/s/ Craig W. Carlson
Craig W. Carlson
Sr. Vice President, Chief Financial Officer

 INDEX TO EXHIBITS FILED WITH THIS REPORT

Exhibit No.	Description
10.1	Letter agreement between Talon Therapeutics, Inc. and Steven R. Deitcher, M.D., dated January 6, 2011.